SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K

                            C U R R E N T  R E P O R T

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 1, 2000
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                                    WODFI LLC
             (Exact name of registrant as specified in its charter)


Florida                        333-84579                           65-0934017
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(State or other jurisdiction  (Commission File Number)           IRS Employer
  of incorporation)                                           Identification No.


190 N.W. 12th Avenue                Deerfield Beach, FL             33442

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(Address of principal executive offices)


Registrant's telephone number, including area code            (954)429-2200
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120 N.W. 12th Avenue               Deerfield Beach, FL              33442
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           (Former name or former address, if changed since last year)

Item 5:  Other Events
See Attached Certificate

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WODFI LLC
                                                     (Registrant)


Date: July 28, 2000                        BY:  /s/Alan Browdy
                                                -----------------------------
                                                 Alan Browdy
                                                 Vice President
                                                 World Omni Financial Corp.
                                                 (Duly Authorized Officer of
                                                 the Servicer on behalf of
                                                 the Trust)